Prospectus Supplement	January 28, 2019

Putnam Global Utilities Fund
Prospectuses dated December 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Utilities Fund (“Global Utilities Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Global Utilities Fund with and into Putnam Global Equity Fund (“Global Equity Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Utilities Fund and its shareholders.

Global Utilities Fund and Global Equity Fund have substantially similar investment objectives, with Global Utilities Fund seeking capital growth and current income and Global Equity Fund seeking capital appreciation. Global Utilities Fund and Global Equity Fund also pursue similar investment strategies, though Global Utilities Fund concentrates its investments in securities of companies in the utilities industries worldwide, while Global Equity Fund invests more broadly in global equity securities and does not concentrate its investments in a particular industry. A full description of Global Equity Fund, the similarities and differences between it and Global Utilities Fund and the terms of the proposed merger will be contained in a combined prospectus/proxy statement (that will include details regarding other proposed mergers discussed below)(the “prospectus/proxy statement”), expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Global Utilities Fund. A special meeting of shareholders of Global Utilities Fund is currently scheduled for May 22, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

Putnam Management has also recommended, and the applicable funds’ Boards of Trustees have approved, and recommended that shareholders approve, the merger of each of Putnam Global Consumer Fund, Putnam Global Financials Fund and Putnam Global Sector Fund with and into Global Equity Fund. Each merger is subject to approval by fund shareholders. None of the proposed mergers into Global Equity Fund are contingent upon one another.

If shareholders approve the proposed Global Utilities Fund merger, Putnam Management currently expects that Global Utilities Fund will make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early-June 2019 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Global Utilities Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger, you can sell your shares back to the fund or

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exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Global Equity Fund, nor is it a solicitation of any proxy. For more information regarding Global Equity Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.